MML Small Cap Growth Equity Fund – Letter to Shareholders
To Our Shareholders

[PHOTO]

“The advances in the market indices were primarily fueled by a narrow group of technology stocks, while the majority of stocks did not perform nearly as well.”
February 1, 2000

MassMutual Consolidates Investment Expertise

Before reviewing the year just ended, I would like to pass along some exciting news about MassMutual. During the past year, we recently formed the Financial Services Group (“FSG”) which took responsibility for managing and administering the MML Series Investment Fund (the “Funds ”). FSG has resulted in the integration of MassMutual’s asset accumulation and retirement products—allowing us to leverage our investment and service expertise and resources to clients of our MassMutual Retirement Services, MassMutual Annuities, MassMutual Variable Life and Institutional Life Insurance businesses.

As part of our responsibility for managing the Funds, we have elected new officers of the Funds who come from our various business units. They not only have investment experience, but also bring to the Funds a comprehensive understanding of the business products through which we market the Funds. I have recently been elected as President and Trustee of the Funds.

We have also broadened our line up of investment managers for the Funds. We believe this will give us the best opportunity to provide investors with the widest choice from among the highest regarded and diverse investment managers across all asset classes. We endeavor to retain investment managers that provide top-notch portfolio management, and conduct extensive due diligence before we select those managers. Then we use an independent consulting firm to assist us in monitoring each manager and the Funds they manage.

In that regard, we also take pleasure in announcing that MassMutual has recently consolidated all its portfolio management operations into its subsidiary, David L. Babson and Company Incorporated. The new entity, which will continue to do business under the David L. Babson name, has assets under management of approximately $70 billion. Stu Reese, the Funds’ former president, has been named Chief Executive Officer of David L. Babson. Mr. Reese, who remains MassMutual’s Chief Investment Officer, will remain as Chairman of the Board of Trustees. In connection with that reorganization, MassMutual has retained David L. Babson as investment sub-adviser to the MML Money Market, MML Managed Bond and MML Blend Funds. We want to emphasize that the same portfolio managers will continue to manage those Funds and there will be no change in the level of services, nor has there been an increase in the management fees charged. David L. Babson will continue to serve as manager for the MML Equity and MML Small Cap Value Equity Funds.

With these changes in the management of the Funds, we believe we will be better able to service our existing clients by offering a full range of financial products to both individual and institutional investors. Stu and I look forward to continuing MassMutual’s tradition of excellent service to our clients and encourage you to contact your service representative or us if you have any questions about our new organizational changes.

Another Banner Year for the U.S. Economy

Nineteen ninety-nine will be remembered as a year that came in like a lamb and went out like a lion, at least in terms of expectations for the U.S. economy. At the beginning of the year, forecasts for 1999 were cautious in the wake of 1998’s credit crunch. Growth, however, continued apace, with real GDP for 1999 estimated to have increased by roughly 4.0%, a truly impressive achievement coming so late in this durable economic expansion that began in the summer of 1991. Equally impressive was the fact that, despite sharply higher energy prices, inflation remained subdued, as evidenced by a CPI that averaged around 2.5% during the year.

(Continued)

The U.S. dollar held its own against the Japanese yen while gaining substantially against the euro, briefly trading at parity with the latter. A strong dollar helped attract investment capital to U.S. stock and bond markets even as it exacerbated the nation’s trade deficit. On the fiscal side, the United States recorded its second consecutive budget surplus in fiscal year 1999, with another surplus forecast for the current fiscal year ending in October, 2000. Clearly, 1999 was another year in which the economy was fundamentally in great shape.

Interest Rates Continue Upward Trend

Along with stronger-than-expected growth in the economy, another important theme for 1999 was rising interest rates. The Federal Reserve Board waited until mid-year, when evidence of robust economic growth was undeniable, to implement the first rate hike of the year. Other increases followed in August and November, and the closely watched federal funds rate ended the year at 5.50%, 75 basis points higher than where it began. With the three increases, the Fed reversed the three cuts made in the fall of 1998, taking rates back to their pre-crisis levels, which were still toward the low end of their recent historical range.

As concerns grew during the year about an overheating economy and a possible return of inflation, intermediate and long-term interest rates also rose. The 30-year Treasury bond, for example, climbed almost 140 basis points to finish the year at 6.48%, while securities in the two to ten year range saw even steeper rises. Rising rates and a flatter yield curve made it a difficult year for fixed-income investors, with most high-quality bond managers seeing negative returns for the year. In general, spread product —fixed-income investments offering a yield premium to Treasuries —performed better than Treasuries. Spreads began the year at relatively wide levels and subsequently narrowed, partially offsetting the effects of higher rates. Investments in high-yield or emerging-market securities, which normally carry the widest spreads because of their higher risk, provided the strongest performance, typically generating positive single-digit returns. In addition, investments at the short end of the yield curve managed low single-digit returns since they were less affected by climbing rates.

Technology Stocks Shine

U.S. stocks kept investors guessing in the first half of the year, as responsibility for market leadership shifted from growth stocks in the first quarter to cyclicals and value shares in the second. In the second half, however, interest faded in virtually everything but technology. Particularly in the fourth quarter, investors threw caution to the wind and piled into their favorites—especially Internet stocks —seemingly without regard to earnings prospects, driving the technology-heavy NASDAQ Composite Index to an astonishing gain of 85.6% for the year. Interest was spread among large-cap favorites and small-cap newcomers. The IPO market sizzled, with many stocks seeing huge gains in their first few days of trading.

Other popular benchmarks, which have become increasingly technology-sensitive in the past few years, posted returns that were modest by comparison but still impressive, and all of them finished at or near their all-time highs. The venerable Dow Jones Industrial Average gained 25.2%, while the Standard & Poor’s 500 Index notched a return of 21.04%. That made it an unprecedented five straight years of returns in excess of 20% for the S&P 500. International stocks also did well in 1999, as many overseas economies experienced stronger growth after a period of lackluster performance, or, in the case of Japan, negative growth. The Y2K phenomenon, much discussed throughout the year, appeared to have minimal effects on worldwide equity and debt markets as the year wound down.

Of considerable concern to many investors, however, was the narrowness of the stock market rally. The lack of breadth was evident in the fact that over 70% of stocks listed on the New York Stock Exchange had negative returns for the year, while over 50% of NASDAQ stocks lost value in 1999. In this environment, value-oriented funds struggled because their investment style, which emphasizes growth at a reasonable price, prevented them from owning the richly valued market leaders.

(Continued)

Looking Ahead

Interest rates should continue to be a prime concern for investors in the coming months. Despite three increases by the Fed in 1999, consensus estimates favor at least one more hike in the first quarter. More than likely, though, we are close to seeing some kind of temporary plateau in interest rates. For one thing, the economy is already showing signs of slowing. Another consideration is that changes in interest rates are typically not fully reflected in the economy until a number of months after they are made. With three increases in the last seven months of 1999, we can expect the Fed to become increasingly cautious over the short term about further rate hikes. Finally, since 2000 is a presidential election year, we look for the Fed to keep short-term rates relatively stable in the second half of the year. In summary, we expect 2000 to offer a reasonably positive backdrop for U.S. investment markets, especially the latter half of the year, when we are likely to see a modestly slowing but still healthy economy and more stable interest rates.

We would not be surprised to see European economic growth surpass that of the United States in the new year. As growth accelerates in Europe, interest rates should rise, drawing greater flows of investment capital and boosting the value of the euro, which is already trading at very oversold levels. Thus, we look for European investments, especially equities, to offer attractive opportunities in 2000.

The markets of 1999 have once again demonstrated the importance of diversification. Large-cap and small-cap, growth and value, domestic and international stocks all have their periods of dominance, but these periods are difficult to predict in advance. A properly diversified investment plan will include elements from all of those categories and, history suggests, achieve better returns with less risk in the long run.

/s/ John V. Murphy

John V. Murphy
President
MML Series Investment Fund

MML Small Cap Growth Equity Fund

Note to shareholders:

The MML Small Cap Growth Equity Fund is managed by two sub-advisors: J.P. Morgan Investment Management and Waddell & Reed Asset Management Company.

 What are the investment objectives and policies for the MML Small Cap Growth Equity Fund?

The objectives and policies of the Fund are to:
•	achieve long-term growth of capital
•	invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, of $100 million to $1.5 billion)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential

 How did the Fund perform in 1999?

It was an exceptionally good year. From inception on May 3, 1999, through December 31, 1999, the Fund’s shares returned 65.68%, compared to 17.67% for the Russell 2000 Index. The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

 What enabled the Fund to outperform the Index by such a wide margin?

Strong weightings and favorable stock selection in the technology and telecommunications sectors were primary drivers of performance. Against the backdrop of solid economic growth, low inflation, and rising interest rates, investors concentrated their buying in those two sectors, especially in the fourth quarter. In fact, non-technology stocks in the Standard & Poor ’s 500 Index, a widely followed barometer of market activity, were actually down for the year as a group.

The growth in technology spending caused by the explosion of Internet activity caused a feeding frenzy for the stocks of companies involved in this area, including many small cap stocks. A number of newly public Internet infrastructure, communications, and software companies were among the top performers for the year. The IPO market flourished, while merger and acquisition activity continued at a record pace despite Y2K and interest rate fears.

 Which stocks were most helpful to performance?

One of the top contributors was Liberate Technologies, provider of a software platform for delivering Internet-enhanced content and applications to cable set top boxes, smart phones, personal digital assistants, game consoles, and other information appliances. In October the market reacted favorably to the announcement that the company would form a strategic partnership with Wink Communications. In addition, the stock exploded to the upside in November, when Cable and Wireless Communications announced that its digital interactive cable television service, which uses Liberate’s technology, would be available earlier than expected. Microstrategy, mentioned in the previous report, continued to perform well, reacting to a strong market for software consulting stocks. Finally, we will mention Internet Capital Group, a public venture capital firm specializing in Internet deals. The stock rode the wave of investor enthusiasm for Internet stocks.

 Which stocks detracted from performance?

ATMI was one holding that detracted from performance. The stock edged lower when a number of analysts predicted slowing growth for the semiconductor industry. Another lackluster performer was Cinar Corporation, which was hit hard when the company was accused of fraudulent tax accounting. Though no formal charges were levied, the stock suffered from the negative press coverage of the incident. HI/FN declined on news that growth in demand from its’ two largest customers was slowing. The stock price took a hit when it was reported that shareholders filed a class action suit alleging that the company misrepresented the firm’s financial strength.

 What is your outlook?

Valuations were pushed to extremes on many of the market leaders during the period, as a number of the strongest performers recorded minimal profits or net losses for the year. Having said that, we should also point out that our internal valuation tools and current price-to-earnings ratios both indicate that the discrepancy in valuation between large-cap and small cap stocks is near historical extremes—in favor of small cap investments. Further increases in short-term interest rates by the Federal Reserve Board could result in lessened liquidity for small cap companies. Nevertheless, the Fund is well diversified and therefore well positioned to weather any volatility in the coming year. Diversification should also serve the Fund well in the event that the market advance broadens out to include more participation from non-technology sectors.

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
Since Inception
5/3/99 - 12/31/99

MML Small Cap Growth Equity Fund	65.68%

Russell 2000 Index	17.67%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                    [GRAPH]

              MML Small Cap
              Growth Equity        Russell
                  Fund            2000 Index

  5/3/99         10,000             10,000
 5/31/99         10,129             10,146
 6/30/99         10,929             10,605
 7/31/99         10,809             10,314
 8/31/99         10,706              9,932
 9/30/99         11,287              9,934
10/31/99         11,966              9,975
11/30/99         13,706             10,570
12/31/99         16,568             11,767

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

MML Small Cap Growth Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS

Investments at value (See Schedule of Investments) (Note 2)

Equities (Identified cost: $27,417,634)	$41,559,451

Short-term investments, at cost	3,899,000

Total investments	45,458,451

Cash	3,623,311

Receivable for investment securities sold	30,750

Interest and dividends receivable	14,231

Subscriptions receivable	69,746

Reimbursement receivable	51,576

Total assets	49,248,065

LIABILITIES

Payable for investment securities purchased	6,000

Payable for capital gains distributions	1,236,592

Investment management fee payable (Note 3)	101,017

Redemptions payable	515

Accrued liabilities	27,309

Total liabilities	1,371,433

NET ASSETS	$47,876,632

Net assets consist of:

Series shares, (par value $.01 per share) (Note 5)	$ 29,645

Additional paid-in capital	30,733,791

Undistributed net realized gain on investments (Note 2)	2,971,379

Net unrealized appreciation on investments (Note 2)	14,141,817

NET ASSETS	$47,876,632

Outstanding series shares	2,964,471

Net asset value per share	$ 16.15

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

STATEMENT OF OPERATIONS
For the Period May 3, 1999 (Commencement of Operations) through December 31, 1999

Investment income (Note 2)

Dividends	$ 41,435

Interest	180,694

Total income	222,129

Expenses

Investment management fee (Note 3)	222,489

Audit fees	19,836

Trustees’ fees	8,925

Other expenses	45,673

Total expenses	296,923

Expenses reimbursed (Note 3)	(51,576)

Net expenses	245,347

Net investment loss (Note 2)	(23,218)

Net realized and unrealized gain on investments

Net realized gain on investments (Note 2)	4,231,189

Net change in unrealized appreciation on investments (Note 2)	14,141,817

Net gain	18,373,006

Net increase in net assets resulting from operations	$18,349,788

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Period May 3, 1999 (Commencement of Operations) through December 31, 1999

From Operations:

Net investment loss	$ (23,218)

Net realized gain on investments	4,231,189

Net change in unrealized appreciation on investments	14,141,817

Net increase in net assets resulting from operations	18,349,788

Distributions to shareholders from: (Note 2)

Net realized gains	(1,236,592)

Total distributions to shareholders	(1,236,592)

Net increase in capital share transactions (Note 5)	30,763,436

Total increase	47,876,632

NET ASSETS, at beginning of the period	-

NET ASSETS, at end of the period	$47,876,632

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

FINANCIAL HIGHLIGHTS

Selected per share data for the series shares outstanding for the period May 3, 1999 (Commencement of Operations) through December 31, 1999:

Net asset value: Beginning of period	$ 10.000

Income from investment operations:

Net investment loss	(0.008)

Net realized and unrealized gain on investments	6.576

Total income from investment operations	6.568

Distributions to shareholders from: (Note 2)

Net realized gains	(0.418)

Total distributions to shareholders	(0.418)

Net asset value: End of period	$ 16.150

Total return**	65.68%	*

Net assets (in thousandths):	$47,876.6

Ratio of expenses to average net assets:

Before expense waiver	0.96%	*

After expense waiver	0.79%	*

Ratio of net investment loss to average net assets:

Before expense waiver	(0.24%)	*

After expense waiver	(0.07%)	*

Portfolio turnover rate	75.20%	*

*	Percentages represent results for the period and are not annualized.
**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

SCHEDULE OF INVESTMENTS
December 31, 1999

	Number of Shares	Market Value (Note 2)

EQUITIES - 86.8%

Advertising - 3.2%
24/7 Media, Inc.*	5,700	$ 320,625
Catalina Marketing Corporation*	2,400	277,800
Digital Impact, Inc.*	600	30,075
Getty Images, Inc.*	17,500	855,313
Webstakes.Com, Inc.*	1,700	33,575

		1,517,388

Air Transportation - 0.9%
Midwest Express Holdings*	13,100	417,563

Apparel, Textiles & Shoes - 1.1%
AnnTaylor Stores Corp.*	4,200	144,638
bebe stores, inc.*	3,500	94,500
Steven Madden Ltd.*	7,300	139,156
Talbots Inc.	2,600	116,025
Vans, Inc.*	2,800	34,300

		528,619

Banking, Savings & Loans - 1.6%
Amcore Financial, Inc.	800	19,200
Bank United Corp. Cl. A	4,100	111,725
CCB Financial Corporation	900	39,206
Centura Banks, Inc.	1,000	44,125
City National Corp.	1,400	46,113
The Colonial BancGroup, Inc.	1,200	12,450
Columbia Banking Systems, Inc.*	700	9,188
Commercial Federal Corporation	2,000	35,625
Financial Federal Corp.*	5,200	118,625
Hamilton Bancorp, Inc.*	1,300	23,075
Heller Financial, Inc.	4,000	80,250
Independent Bank Corporation	1,880	27,495
National Commerce Bancorp	3,800	86,213
Pacific Century Financial Corporation	2,400	44,850
Sterling Bancshares Inc. TX	4,300	48,106
Webster Financial Corporation	800	18,850
West Coast Bancorp/Oregon	440	5,940

		771,036

Beverages - 0.3%
The Robert Mondavi Corporation*	3,900	135,525

	Number of Shares	Market Value (Note 2)

Broadcasting, Publishing & Printing - 3.0%
Emmis Communications Corp.*	6,300	$ 785,236
Entercom Communications Corp.*	2,600	171,600
Insight Communications Company, Inc.*	3,800	112,575
Jones Intercable, Inc. Cl. A*	1,100	76,244
Martha Stewart Living Omnimedia Cl. A*	3,000	72,000
Radio Unica Corp.*	850	24,544
Scholastic Corporation*	1,700	105,719
Spanish Broadcasting System, Inc. Cl. A*	2,150	86,538

		1,434,456

Chemicals - 1.9%
Albemarle Corp.	7,500	143,906
Bush Boake Allen, Inc.*	800	19,650
General Chemical Group, Inc.	6,800	15,725
Geon Company	4,600	149,500
Georgia Gulf Corp.	8,600	261,763
Olin Corp.	5,800	114,913
Wellman, Inc.	12,000	223,500

		928,957

Commercial Services - 8.3%
Affymetrix, Inc.*	1,200	203,625
Akamai Technologies, Inc.*	625	204,766
AppNet Systems, Inc.*	3,800	166,250
Devry, Inc.*	8,800	163,900
Diamond Technology Partners, Inc.*	900	77,344
Dycom Industries, Inc.*	2,900	127,781
FreeMarkets, Inc.*	175	59,730
Incyte Pharmaceuticals, Inc.*	15,700	942,000
ITT Educational Services, Inc.*	26,700	412,181
Management Network Group, Inc.*	1,300	42,413
Maximus, Inc.*	12,000	407,250
Medquist, Inc.*	6,300	162,619
MemberWorks Incorporated*	14,900	494,494
Millennium Pharmaceuticals*	2,000	244,000
Netratings, Inc.*	1,125	54,141
Pfsweb, Inc.*	300	11,250
Stewart Enterprises, Inc. Cl. A	28,000	133,000
Wireless Facilities, Inc.*	1,300	56,713

		3,963,457

	Number of Shares	Market Value (Note 2)

Communications - 6.0%
Advanced Fibre Communications, Inc.*	26,500	$ 1,184,219
Allegiance Telecom, Inc.*	4,800	442,800
American Mobile Satellite Corp.*	7,950	167,447
CapRock Communications Corp.*	7,300	236,794
C-Cube Microsystems, Inc.*	2,300	143,175
Copper Mountain Networks, Inc.*	1,800	87,750
L-3 Communications Holdings, Inc.*	4,200	174,825
Net2Phone, Inc.*	2,300	105,656
Polycom, Inc.*	4,200	267,488
Williams Communications Group*	1,300	37,619
Winstar Communications, Inc.*	600	45,150

		2,892,923

Computer and Data Processing Services - 0.4%
Splitrock Services, Inc.*	8,450	167,944

Computer Integrated Systems Design - 3.0%
Aether Systems, Inc.*	350	25,069
Cacheflow, Inc.*	1,300	169,894
Digital Insight Corporation*	11,000	400,125
Exchange Applications, Inc.*	3,200	178,800
Radiant Systems, Inc.*	3,900	156,731
Shared Medical Systems Corp.	8,100	412,594
Technology Solutions Co.*	2,800	91,700

		1,434,913

Computer Programming Services - 0.6%
Business Objects SA Sponsored †*	400	53,450
C-bridge Internet Solutions, Inc.*	100	4,863
Metasolv Software, Inc.*	400	32,700
PCorder.com, Inc.*	2,025	103,275
Predictive Systems, Inc.*	1,100	72,050
Preview Systems, Inc.*	300	19,463

		285,801

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Computer Related Services - 4.1%
Acxiom Corp.*	29,900	$ 717,600
Agency.com, Ltd.*	700	35,700
CheckFree Holdings Corporation*	10,700	1,118,150
Espeed, Inc. Cl. A*	1,300	46,231
Reckson Service Industries, Inc.*	425	26,509

		1,944,190

Computer Software & Processing - 0.7%
Allscripts, Inc.*	4,850	213,400
Pinnacle Systems, Inc.*	3,300	134,269

		347,669

Computers & Information - 1.2%
Creative Technology Ltd.	2,900	50,388
Foundry Networks, Inc.*	575	173,470
InFocus Systems, Inc.*	1,600	37,100
Paradyne Networks*	1,100	29,975
Safeguard Scientifics, Inc.*	1,100	178,269
Va Linux Systems, Inc.*	500	103,313

		572,515

Data Processing and Preparation - 2.5%
Factset Research Systems, Inc.	6,000	477,750
Go2Net, Inc.*	400	34,800
S1 Corporation*	5,200	406,250
Verio, Inc.*	5,800	267,888

		1,186,688

Electrical Equipment & Electronics - 10.3%
Applied Micro Circuits Corp.*	1,900	241,775
ATMI, Inc.*	11,600	383,525
Caliper Technologies Corp, NMS*	400	26,700
Cobalt Networks, Inc.*	300	32,513
Cymer, Inc.*	4,000	184,000
Cypress Semiconductor Corp.*	10,400	336,700
Electro Scientific Industries, Inc.*	1,800	131,400
E-Tek Dynamics, Inc.*	2,300	309,638
Exar Corp.*	2,200	129,525

	Number of Shares	Market Value (Note 2)

Electrical Equipment & Electronics (Continued)
Fairchild Semiconductor International Cl. A*	5,800	$ 172,550
Finisar Corporation*	400	35,950
Galileo Technology Ltd.*	4,500	108,563
Gentex Corp.*	20,000	555,000
HI/FN, Inc.*	1,000	38,750
Integrated Device Technology, Inc.*	6,600	191,400
Intevac, Inc.*	700	2,450
JNI Corp.*	775	51,150
Metalink Ltd.*	1,900	38,713
Microchip Technology, Inc.*	1,300	88,969
MIPS Technologies, Inc. Cl. A*	2,900	150,800
MKS Instruments, Inc.*	6,700	242,038
Photronics, Inc.*	3,600	103,050
Plexus Corp.*	1,800	79,200
PLX Technology, Inc.*	2,800	53,025
Rambus, Inc.*	6,900	465,319
Rudolph Technologies, Inc.*	400	13,400
Silicon Image, Inc.*	1,925	134,870
Sycamore Networks, Inc.*	650	200,200
Visx Inc.*	8,100	419,175

		4,920,348

Energy - 0.7%
Devon Energy Corporation	3,500	115,063
Global Marine, Inc.*	5,500	91,438
National-Oilwell, Inc.*	6,100	95,694
Spinnaker Exploration Company*	3,950	55,794

		357,989

Entertainment & Leisure - 1.3%
American Classic Voyages Co.*	1,800	63,000
Anchor Gaming*	3,000	130,313
Cinar Corporation*	7,900	193,550
Premier Parks, Inc.*	7,600	219,450
World Wrestling Federation Entertainment, Inc.*	2,100	36,225

		642,538

	Number of Shares	Market Value (Note 2)

Financial Services - 0.5%
Allied Capital Corp.	3,500	$ 64,094
BlackRock, Inc.*	1,800	30,938
Gabelli Asset Management, Inc. Cl. A*	3,200	52,000
IndyMac Mortgage Holdings, Inc.	2,600	33,150
Wit Capital Group, Inc.*	2,300	39,100

		219,282

Foods - 1.3%
American Italian Pasta Co. Cl. A*	17,200	528,900
Keebler Foods Company*	2,800	78,750

		607,650

Forest Products & Paper - 0.1%
Universal Forest Products	4,100	60,475

Healthcare - 1.5%
Human Genome Sciences, Inc.*	4,200	641,025
Idexx Laboratories, Inc.*	3,900	62,888

		703,913

Home Construction, Furnishings & Appliances - 0.1%
Furniture Brands International*	1,900	41,800

Industrial - Diversified - 0.2%
Gentek, Inc.	9,700	101,244

Industrial Materials - 0.1%
Symyx Technologies*	1,300	39,000

Information Retrieval Services - 2.1%
Careinsite, Inc.*	1,700	136,850
Internet Capital Group, Inc.*	1,740	295,800
Multex.com, Inc.*	2,400	90,300
National Information Consortium, Inc.*	4,700	150,400
Primark Corporation*	11,400	317,063

		990,413

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Insurance - 0.3%
Fremont General Corporation	4,200	$ 30,975
Renaissancere Holdings Ltd.	2,400	98,100

		129,075

Internet Content - 0.1%
Media Metrix, Inc.*	1,925	68,819

Internet Software - 0.9%
Concentric Network Corp.*	9,200	283,475
Covad Communications Group, Inc.*	2,850	159,422

		442,897

Lodging - 0.2%
Aztar Corp.*	3,000	32,625
Sun International Hotels Ltd.*	1,500	29,063
Vail Resorts, Inc.*	1,700	30,494

		92,182

Machinery & Components - 2.2%
Agco Corp.	2,800	37,625
Asyst Technologies, Inc.*	2,400	157,350
Brooks Automation, Inc.*	2,900	94,431
CNH GLobal NV	6,300	83,869
Cooper Cameron Corp.*	1,600	78,300
Gasonics International Corp.*	5,800	114,550
Kennametal, Inc.	2,000	67,250
Lam Research Corp.*	3,500	390,469
Metron Technology N.V.*	3,300	53,006

		1,076,850

Medical Supplies - 0.5%
CONMED Corporation*	600	15,525
Cyberonics, Inc.*	4,200	66,938
Eclipse Surgical Technologies, Inc.*	2,700	19,913
LTX Corp.*	4,700	105,163
Ocular Sciences, Inc.*	1,000	18,875
Respironics, Inc.*	1,200	9,563
Summit Technology, Inc.*	2,200	25,713

		261,690

Metals & Mining - 0.2%
Mueller Industries*	2,300	83,375

	Number of Shares	Market Value (Note 2)

Pharmaceuticals - 2.6%
BioCryst Pharmaceuticals, Inc.*	1,900	$ 56,050
Gilead Sciences, Inc.*	500	27,063
Idec Pharmaceuticals Corp.*	2,200	216,150
Ilex Oncology, Inc.*	1,100	26,538
Ligand Pharmaceuticals, Inc. Cl. B*	8,300	106,863
Maxygen, Inc.*	300	21,300
Medimmune, Inc.*	720	119,430
Pharmacyclics, Inc.*	11,100	457,875
Triangle Pharmaceuticals, Inc.*	2,900	37,156
Vertex Pharmaceuticals Inc.*	3,400	119,000
Vical, Inc.*	2,400	71,850

		1,259,275

Prepackaged Software - 13.9%
3DO Company (The)*	7,600	69,113
Actuate Software Corporation*	5,600	240,100
Alteon Websystems, Inc.*	250	21,938
Art Technology Group, Inc.*	1,300	166,563
Aspen Technology, Inc.*	7,700	203,569
Best Software, Inc.*	18,000	531,000
CBT Group Public Limited Company Sponsored†*	1,900	63,650
Cerner Corporation*	19,600	385,875
Citrix Systems, Inc.*	5,600	688,800
Dendrite International, Inc.*	15,200	514,900
E. Piphany, Inc.*	200	44,625
Interleaf, Inc.*	500	16,813
Liberate Technologies, Inc.*	1,475	379,075
Manugistics Group, Inc.*	2,600	84,013
Mediaplex, Inc.*	975	61,181
MicroStrategy, Inc.*	2,400	504,000
Mission Critical Software*	2,300	161,000
NEON Systems*	8,000	314,000
Net Perceptions, Inc.*	5,100	214,200
Netzero, Inc.*	2,350	63,303
OpenTV Corporation*	300	24,075
PC-Tel, Inc.*	1,550	81,375
Quest Software, Inc.*	200	20,400
Quintus Corporation*	700	32,113
Retek, Inc.*	1,100	82,775
Saleslogix Corp.*	3,900	160,144
Transaction Systems Architects Cl. A*	13,200	369,600
USinternetworking, Inc.*	13,200	922,323

	Number of Shares	Market Value (Note 2)

Prepackaged Software (Continued)
VerticalNet, Inc.*	1,000	$ 164,000
WebTrends Corporation*	1,000	81,000

		6,665,523

Restaurants - 0.8%
Papa John’s International, Inc.*	14,000	364,875

Retail - 1.8%
Cost Plus, Inc.*	3,650	130,031
InterTan, Inc.*	1,700	44,413
Kenneth Cole Productions Cl. A*	1,300	59,475
Linens ’n Things, Inc.*	2,200	65,175
MSC Industrial Direct Co. Cl. A*	16,300	215,975
O’Reilly Automotive, Inc.*	13,000	279,500
Williams-Sonoma, Inc.*	1,800	82,800

		877,369

Retail - Internet - 0.6%
eToys, Inc.*	1,000	26,250
Expedia, Inc. Cl. A*	675	23,625
Musicmaker.Com, Inc.*	7,400	43,475
Stamps.com, Inc.*	1,325	55,153
Ticketmaster Online- CitySearch, Inc.*	2,600	99,938
Webvan Group, Inc.*	2,475	40,838

		289,279

Telephone Utilities - 5.6%
Illuminet Holdings, Inc.*	8,325	457,875
Intermedia Communications*	14,300	555,019
Mastec, Inc.*	1,100	48,950
RCN Corporation*	5,500	266,750
Talk.com, Inc.*	2,900	51,475
TeleCorp PCS, Inc.*	800	30,400
Tritel, Inc.*	975	30,895
Voicestream Wireless Corporation*	4,300	611,944
Western Wireless Corporation Cl. A*	9,000	600,750
Z-Tel Technologies, Inc.*	1,100	44,413

		2,698,471

Transportation - 0.1%
Wisconsin Central Transport*	2,640	$ 35,475

TOTAL EQUITIES (Cost $27,417,634)		41,559,451

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999
	Principal Amount	Market Value (Note 2)

SHORT-TERM INVESTMENTS - 8.1%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/31/99, due 01/03/00, with a maturity value of $3,899,994 and an effective yield of 3.06%, collateralized by Federal National Mortgage Association with a rate of 6.330% , maturity date of 04/25/2022, and market value, including accrued interest, of $4,093,950.	$3,899,000	$ 3,899,000

TOTAL SHORT-TERM INVESTMENTS (Cost $3,899,000)		3,899,000

TOTAL INVESTMENTS - 94.9% (Cost $31,316,634)**		45,458,451

Other Assets/(Liabilities) - 5.1%		2,418,181

NET ASSETS - 100.0%		$ 47,876,632

Notes to Schedule of Investments

*	Non-income producing security.
**	Aggregate cost for Federal tax purposes (Note 7)
†	ADR: American Depository Receipt

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund
MML Small Cap Growth Equity Fund (the “Fund”), which commenced operations on May 3, 1999, is a diversified series of the MML Series Investment Fund ( “MML Trust”), a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MML Trust, which has eight separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended.

The MML Trust was established by Massachusetts Mutual Life Insurance Company ( “MassMutual”) for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies who are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Securities and other assets for which no market quotation is available are valued at fair value in accordance with procedures approved and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gains on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. Current year’s reclassifications were $23,218.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar last quoted by any major bank at the end of each business day. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amounts actually received.

Securities Lending
The Fund may make loans of portfolio securities; however, securities lending can not exceed 33% of its total assets taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At December 31, 1999, the Fund did not have any loaned securities.

Forward Commitments
The Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if it cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At December 31, 1999, the Fund had no open forward commitments.

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Fund and provides administrative services as needed by the Fund. For acting as such, MassMutual receives a fee from the Fund at the annual rate, payable quarterly, of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over $1 billion, of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with J.P. Morgan and Waddell & Reed pursuant to which each serves as investment sub-adviser for 50% of the net assets of the Fund. Initially, each sub-adviser will be allocated its portion of the Fund’s assets based on cash flow received by the Fund. Annually, the Fund’s portfolio will be re-balanced so that each sub-adviser’s allocation is 50% of the net assets. MassMutual pays J.P. Morgan and Waddell & Reed a monthly fee based upon (1) the average daily net assets of the Fund plus (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services. MassMutual pays J.P. Morgan at an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000 and 0.50% of assets over $500,000,000. MassMutual pays Waddell & Reed at an annual rate of 0.75% of the first $100,000,000 and 0.70% of assets over $100,000,000. J.P. Morgan and Waddell & Reed also provide investment sub-advisory services for MassMutual Small Cap Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual acts as investment manager.

MassMutual has agreed, at least through April 30, 2000, to absorb the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net assets of the Fund for such year. For the period ended December 31, 1999, $51,576 of the Fund’s expenses were borne by MassMutual.

Other	Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.

4.	Purchases and Sales of Investments
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period from May 3, 1999 (commencement of operations) through December 31, 1999, were as follows:

Purchases
	Equities	$43,055,978

Sales
	Equities	$19,869,533
Notes to Financial Statements (Continued)

5.	Capital Share Transactions
The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the period May 3, 1999 (commencement of operations) through December 31, 1999 is as follows:

Shares
	Sales of shares	2,994,549
	Redemptions of shares	(30,078)

	Net increase	2,964,471

Amount
	Sales of shares	$31,119,923
	Redemptions of shares	(356,487)

	Net increase	$30,763,436

6.	Foreign Securities
The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities issued by comparable U.S. companies and the U.S. Government.

7.	Federal Income Tax Information	At December 31, 1999, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
$31,495,231	$15,498,300	($1,535,080)	$13,963,220

Independent Auditors’ Report

The Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, of the MML Small Cap Growth Equity Fund (the “Fund”) which is a component of the MML Series Investment Fund (“MML Trust”), as of December 31, 1999, and the related Statements of Operations, of Changes in Net Assets and Financial Highlights for the period from May 3, 1999 (Commencement of Operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the MML Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian, brokers and other procedure. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, and the results of its operations, its changes in net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 8, 2000